UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 19, 2024

MCEWEN MINING INC.
(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 King Street West, Suite 2800 Toronto, Ontario, Canada	M5H 1J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(866) 441-0690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion, on August 19, 2024 (the “Closing Date”), of the previously announced Merger (as defined below) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 16, 2024, by and among Timberline Resources Corporation (“Timberline”), McEwen Mining Inc., a Colorado corporation (the “Company” or “McEwen”), and Lookout Merger Sub, Inc., a Delaware corporation and direct subsidiary of McEwen (“Merger Sub”).

At the effective time of the Merger (the “Effective Time”) and in accordance with the Merger Agreement, Merger Sub merged with and into Timberline, with Timberline  surviving and continuing as the surviving corporation and a direct, wholly owned subsidiary of McEwen (such transaction, the “Merger”). The Merger was approved by a vote of the stockholders of Timberline at a special meeting of stockholders (the “Special Meeting”) held on August 16, 2024.

At the Effective Time and in accordance with the Merger Agreement, each outstanding share of common stock of Timberline (each, a “Timberline Share”) was converted into the right to receive 0.01 (the “Exchange Ratio”) of a share of common stock of McEwen, no par value per share (each, a “McEwen Share”). Any stockholder of Timberline who would otherwise be entitled to receive a fraction of a McEwen Share pursuant to the Merger (after taking into account all of Timberline Shares held immediately prior to the Effective Time by such holder) had their holdings of McEwen Shares rounded up to the nearest whole share.

Pursuant to the Merger Agreement, at the Effective Time: (i) each option to acquire Timberline Shares (each, a “Timberline Option”) that was outstanding immediately prior to the Effective Time, whether vested or unvested, was cancelled and deemed to be fully vested and converted into such number of Timberline Shares equal to (A) the excess, if any, of (1) the volume weighted average price of a Timberline Share for the five trading days ending on, and including, the third trading day immediately preceding the Effective Time over (2) the per share exercise price of such Timberline Option, multiplied by (B) the total number of Timberline Shares subject to such Timberline Option immediately prior to the Effective Time; and (ii) each warrant to purchase Timberline Shares that was outstanding immediately prior to the Effective Time (each, a “Rollover Warrant”) was converted into a warrant to acquire a number of McEwen Shares, which was determined by multiplying the number of Timberline Shares subject to such Rollover Warrant by the Exchange Ratio and rounding down to the nearest whole number of McEwen Shares, at an adjusted exercise price calculated by dividing the per share exercise price for Timberline Shares subject to such Rollover Warrant, as in effect immediately prior to the Effective Time, by the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent.

The issuance of McEwen Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to McEwen’s registration statement on Form S-4 (File No. 333-279639) (as amended, the “Registration Statement”), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 11, 2024. The definitive proxy statement of Timberline, which formed part of the Registration Statement and also constituted McEwen’s prospectus (the “Proxy Statement”), contains additional information about the Merger and the other transactions contemplated by the Merger Agreement. The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to McEwen’s Current Report on Form 8-K filed with the SEC on April 18, 2024.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Timberline or McEwen. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Timberline’s public disclosures.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On August 19, 2024, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 of this Current Report on Form 8-K and in the press releases attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger by and among McEwen Mining Inc., Lookout Merger Sub, Inc. and Timberline Resources Corporation, dated as of April 16, 2024 (incorporated by reference to Exhibit 2.1 to McEwen Mining Inc.’s Current Report on Form 8-K filed on April 18, 2024).**

99.1	Press Release of McEwen Mining Inc., dated August 19, 2024.*
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

** Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McEWEN MINING INC.

Date: August 19, 2024	By:	/s/ Carmen Diges
Carmen Diges, General Counsel